                                                                   Exhibit 10.19


                               FIRST AMENDMENT TO

           AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 6, 2000 by and between WOOD ALLIANCE, S.P. INC. d/b/a WOOD ASSOCIATES, a California corporation ("Borrower") and COMERICA BANK CALIFORNIA, a California banking corporation ("Bank").

                                    RECITALS

         A. Borrower and Bank have previously entered into that certain Amended and Restated Revolving Loan and Security Agreement dated as of January 31, 2000 (the "Loan Agreement"), and UCC-1 Financing Statements and other documents executed in connection therewith by Borrower and third parties, including the Guaranties described below (collectively, the "Loan Documents").

         B. Pursuant to the Loan Agreement, Bank has made available to Borrowers a line of credit in an amount not to exceed Ten Million and 00/100 Dollars ($10,000,000.00), on the terms and conditions set forth more completely in the Loan Agreement ("Line of Credit").

         C. Monte D. Wood, an individual, and James D. Childers, an individual (each a "Guarantor" and collectively the "Guarantors") have each executed Guaranty in favor of Bank and each dated as of September 5, 1995 (the "Guaranty"), pursuant to which Guarantors guaranteed the obligations owing to Bank by Borrower, as set forth more completely in each of their respective Guaranties.

         D. Borrower has requested, and Bank has agreed, to amend the Loan Agreement pursuant to certain terms and conditions, as set forth more completely herein.

                                    AGREEMENT

         For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as set forth below.

         1. Incorporation by Reference; Definitions. The foregoing Loan
            ---------------------------------------
Documents and the Recitals are incorporated herein by this reference as though set forth in full herein. Any terms not defined herein shall have the meanings given in the Loan Documents.

         2. Modification to the Loan Agreement. The parties have agreed to the
            ----------------------------------
amendments to the Loan Agreement set forth in this Section 2.

            2.1 Amendment to Definition of "Committed Line". The definition
                -------------------------------------------
"Committed Line" is hereby amended by deleting the term "Ten Million and 00/100 Dollars

($10,000,000.00)" and replacing it with the term "Twelve Million and 00/100 Dollars ($12,000,000.00)".

         2.2 Amendment to Section 2.1(a) of the Loan Agreement. Section 2.1(a)
             -------------------------------------------------
of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "(a) Borrowing Base. Borrowing Base shall mean an amount equal to
                 --------------
Ninety percent (90%) of Eligible Accounts; plus Five Hundred Thousand and 00/100 Dollars ($500,000.00), provided however that as of September 30, 2000 Borrowing Base shall mean an amount equal to Eighty percent (80%) of Eligible Accounts; plus Five Hundred Thousand and 00/100 Dollars ($500,000.00)."

         2.3 Amendment to Section 2.2(b) of the Loan Agreement. Section 2.2(b)
             -------------------------------------------------
of the Loan Agreement is amended by deleting the term "Two Million and 00/100 Dollars ($2,000,000.00)" and replacing it with the term "Three Million and 00/100 Dollars ($3,000,000.00)".

         2.4 Amendment to Section 2.5 of the Loan Agreement. Section 2.5 of the
             ----------------------------------------------
Loan Agreement is hereby amended by adding the following terms:

 "If the Borrower's Tangible Net Worth         Base Advances shall bear interest at          COF Advances shall bear interest at
               Ratio is:                        a floating rate per annum equal to:           a fixed rate per annum equal to:
        Less than 20.00 to 1.00                         Base Rate plus 1.0%                  Bank's Cost of Funds plus 350 basis
                                                                                                           points"


         2.5 Amendment to Section 2 of the Loan Agreement. Section 2 of the Loan
             --------------------------------------------
Agreement is hereby amended by adding the following new Section:

            "2.10 Documentation Fee. Borrower shall pay to Bank, on an annual
                  -----------------
basis, a Documentation Fee equal to one quarter of one percent (0.25%) of the Committed Line."

         2.6 Amendment to Section 7.6 of the Loan Agreement. Section 7.6 of the
             ----------------------------------------------
Loan Agreement is hereby amended by adding the following language to the last sentence: "including, updated data regarding ineligible Accounts."

         2.7 Amendment to Section 8.2 of the Loan Agreement. Section 8.2 of the
             ----------------------------------------------
Loan Agreement is amended by adding the following to the end of the section: "If Borrower obtains new equity in an amount of at least Five Million and 00/100 Dollars ($5,000,000.00) then Borrower shall maintain, as of the last day of each month, a Tangible Net Worth Ratio of at least 4.5 to 1.0."

Conditions Precedent. Bank's consent to the amendments set forth herein is subject to the conditions precedent that Bank shall have received, on or before the date of this Agreement: (a) a deed of trust on the real property commonly known as 3073 Corvin Drive, Santa Clara, California 95051; and (b) a suretyship rider to deed of trust, all in form and substance satisfactory to Bank and its counsel:

         3.1 Release of Deed of Trust. Bank agrees that (a) if Borrower obtains
             ------------------------
new equity in an amount of at least Five Million and 00/100 Dollars ($5,000,000.00); or (b) if Borrower maintains a Tangible Net Worth Ratio below
4.5 to 1.0 and is in compliance with all of the financial covenants set forth in
Section 8 of the Loan Agreement for three (3) consecutive monthly financial statements, then Bank shall release and reconvey the Deed of Trust

      4. No Modification of Other Obligations. Except as is otherwise
         ------------------------------------
specifically set forth herein, the Loan Agreement shall remain unmodified and in full force and effect.

      5. Ratification of Obligations. Borrower ratifies and reaffirms the
         ---------------------------
Obligations, without setoff, defense, or counterclaim. Borrower agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of the Obligations under the Loan Agreement, as amended hereby.

      6. Conflicts. If a conflict exists between the provisions of the Loan
         ---------
Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

      7. Ratification of Guaranties. By executing this Amendment below where
         --------------------------
indicated, each Guarantor acknowledges and agrees that it has read and is familiar with, and consents to, all of the terms and conditions of this Amendment and specifically consents to the financial accommodations extended and to be extended by Bank to Borrower as set forth herein. Each Guarantor confirms and agrees that all of the terms and provisions of his Guaranty are ratified and reaffirmed, and that his Guaranty shall continue in full force and effect. Although Bank has informed each Guarantor of the terms of this Amendment, Guarantor understands and agrees that Bank has no duty whatsoever to so notify Guarantors or to seek this or any future acknowledgment, consent, or reaffirmation, and nothing contained herein is intended to, or shall create, such a duty as to any transactions hereafter.

      8. Further Assurances. Borrower agrees to make and execute such other
         ------------------
documents as may be necessary or required to effectuate the terms and conditions of this Amendment.

      9. Future Modifications. This Amendment does not entitle, or imply any
         --------------------
consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Loan Agreement. Neither this Amendment nor any provisions of the Loan Agreement may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Amendment.

Integration. This Amendment is an integrated agreement, and supercedes all negotiations and agreement regarding the subject matter hereof, and taken together with the Loan Documents, constitutes the final agreement of the parties with respect to the subject matter hereof and thereof.

      11. Severability. In the event any one or more of the provisions contained
          ------------
in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      12. Successors and Assigns. This Amendment shall bind and inure to the
          ----------------------
benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Amendment nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

      13. Interpretation. This Amendment and all agreements relating to the
          --------------
subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Codess.1654.

      14. Counterparts. This Amendment may be signed in any number of
          ------------
counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Amended and Restated Revolving Loan and Security Agreement to be executed as of the day and year first written above.

WOOD ALLIANCE, S.P. INC.



By: /s/  Monte D. Wood
    ------------------------------------------

Title: President
       ---------------------------------------




COMERICA BANK-CALIFORNIA

  /s/  Guy Steffens
-----------------------------------------------------
By: Guy Steffens
Its: Vice President

CONSENTED TO:

  /s/  Monte D. Wood
----------------------------------
Monte D. Wood, Guarantor          James A. Childers, Guarantor

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
COMERICA BANK-CALIFORNIA
COMMERCIAL REAL ESTATE LOAN OPERATIONS
75 E. TRIMBLE ROAD
SAN JOSE, CALIFORNIA  95131                           SPACE ABOVE THIS LINE FOR
                                                      RECORDER'S USE
----------------------------------------------------  --------------------------



              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                      (WITH ASSIGNMENT OF RENTS AND LEASES)

      This Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) is made as of this ____ day of July, 2000, by MONTE D. WOOD and TINA WOOD, husband and wife, and JAMES A. CHILDERS, a single man (individually and collectively, jointly and severally called "Trustor") whose address is 3073 Corvin Drive, Santa Clara, California 95051 to FINANCIAL TITLE COMPANY, a corporation (hereinafter called "Trustee"), whose address is 701 Miller Street, San Jose, California 95110 for the benefit of COMERICA BANK-CALIFORNIA, a California Banking Corporation (hereinafter called "Beneficiary"), whose address is 75 East Trimble Road, San Jose, California 95131.

      WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to Trustee, its successors and assigns, in Trust, with POWER OF SALE TOGETHER WITH RIGHT OF ENTRY AND POSSESSION the following property (the "Trust Estate"):

      (a) all that certain real property now or hereafter acquired, in the City of Santa Clara, County of Santa Clara, State of California (the "Land"), more particularly described as follows:

            See Exhibit "A" attached hereto

      (b) all buildings, structures and other improvements now or in the future located or to be constructed on the Land (the "Improvements");

      (c) all tenements, hereditaments, appurtenances, privileges, franchises and other rights and interests now or in the future benefitting or otherwise relating to the Land or the Improvements, including easements, rights way, development rights, mineral rights, water and water rights, pumps and pumping plants and all shares of stock evidencing the same (the "Appurtenances," and together with the Land and the Improvements, the "Real Property");

      (d) subject to the assignment to Beneficiary set forth in Paragraph 1l below, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Trust Estate or the ownership, use, management, operation, leasing or occupancy of the Trust Estate, including those past due and unpaid (the "Rents");

      (e) all present and future right, title and interest of Trustor in and to all inventory, equipment, fixtures and other goods (as those terms are defined in Division 9 of the California Uniform Commercial Code (the "UCC"), and whether existing now or in the future) now or in the future located at, upon or about, or affixed or attached to or installed in, the Real Property, or used or to be used in connection with or otherwise relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Real Property, including furniture, furnishings, machinery, appliances, building materials and supplies, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment and all other types of tangible personal property of any kind or nature, and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements and substitutions of or to any of such property (the "Goods," and together with the Real Property, the "Property"); and

      (f) all present and future right, title and interest of Trustor in and to all accounts, general intangibles, chattel paper, deposit accounts, money, instruments and documents (as those terms are defined in the UCC) and all other agreements, obligations, rights and written materials (in each case whether existing now or in the future) now or in the future relating to or otherwise arising in connection with or derived from the Property or any other part of the Trust Estate or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing, occupancy, sale or financing of the Property or any other part of the Trust Estate, including (to the extent applicable to the Property or any other portion of the Trust Estate) (i) permits, approvals and other governmental authorizations, (ii) improvement plans and specifications and architectural drawings, (iii) agreements with contractors, subcontractors, suppliers, project managers, supervisors, designers, architects, engineers, sales agents, leasing agents, consultants and property managers, (iv) takeout, refinancing and permanent loan commitments, (v) warranties, guaranties, indemnities and insurance policies (whether or not required to be carried by Trustor pursuant to the terms hereof), together with insurance payments and unearned insurance premiums, (vi) claims, demands, awards, settlements and other payments arising or resulting from or otherwise relating to any insurance (whether or not Beneficiary is named as a loss payee of such insurance) or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property, (vii) license agreements, service and maintenance agreements, purchase and sale agreements and purchase options, together with advance payments, security deposits and other amounts paid to or deposited with Trustor under any such agreements, (viii) reserves, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings, escrow proceeds, sale proceeds and other rights to the payment of money, trade names, trademarks, goodwill and all other types of intangible personal property of any kind or nature, and (ix) all supplements, modifications, amendments, renewals, extensions, proceeds, replacements and substitutions of or to any of such property (the "Intangibles").

      Trustor further grants to Trustee and Beneficiary, pursuant to the UCC, a security interest in all present and future right, title and interest of Trustor in and to all Goods and Intangibles and all of the Trust Estates described above in which a security interest may be created under the UCC (collectively, the "Personal Property"). This Deed of Trust constitutes a security agreement under the UCC, conveying a security interest in the Personal Property to Trustee and Beneficiary. Trustee and Beneficiary shall have, in addition to all rights and remedies provided herein, all the rights and remedies of a "secured party" under the UCC and other applicable California law. Trustor covenants and agrees that this Deed of Trust constitutes a fixture filing under Section 9313 and 9402(6) of the UCC.

      FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may elect, (1) payment to Beneficiary and performance by WOOD ALLIANCE, S.P. INC. d/b/s WOOD ASSOCIATES (the "Borrower") of all obligations of Borrower arising under that certain Amended and Restated Revolving Loan and Security Agreement dated January 31, 2000 by and between Borrower and Beneficiary and any and all modifications, extensions or renewals thereof, (the "Loan Documents"); (2) payment of all other sums, with interest as herein provided, becoming due or payable under the provisions hereof to Trustee or Beneficiary; (3) due, prompt and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained heroin; and (4) payment of such additional sums with interest which are by the terms thereof secured by this Deed of Trust.

      TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, TRUSTOR
AGREES:

      (4) To pay, perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided above.

      (5) To keep the Property in good condition and repair; not to remove or demolish any improvement thereon; to complete or restore promptly and in good and workmanlike manner any improvement which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Trust Estate or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; to perform, in the event all or any portion of the Trust Estate constitutes a leasehold estate belonging to Trustor, each and every obligation of Trustor under the terms of the lease agreement relating to the demise of such property; not to commit, suffer or permit any act upon the Trust Estate in violation of law; to do all acts which from the character or use of the Property may be reasonably necessary, the specific enumerations herein not excluding the general.

      (6) To fully insure, or cause to be insured, the Property against loss or damage by fire, earthquake, flood, and such other risks as Beneficiary shall, from time to time, require. Trustor shall carry public liability and other insurance as Beneficiary may require. Trustor shall maintain all required insurance in companies, amounts, coverages, deductibles, and forms satisfactory to the Beneficiary and at least equal to that required on the date of this Deed of Trust. Such insurance shall be carried in amounts not less than amounts determined by the insurance company or Beneficiary to prevent the application of co-insurance or similar clauses, or in such greater amounts as Beneficiary may require. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance, shall incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or (iii) the payment of losses. All property insurance policies shall name Beneficiary as the primary loss payee, all liability insurance policies shall name Beneficiary as an additional insured, and all policies shall provide that they cannot be terminated as to Beneficiary except upon thirty (30) days' prior written notice to Beneficiary. Trustor shall deliver to Beneficiary the original of all such policies, or with Beneficiary's consent certificates, together with receipts satisfactory to the Beneficiary, evidencing payment of the premiums therefor. Should Trustor fail to insure or fail to pay the premiums on any required insurance or fail to deliver the policies or renewals of them as provided above, Beneficiary may (but is not obligated to) have the insurance issued or renewed (and pay the premiums on it for the account of Trustor) in amounts and with companies and at premiums as Beneficiary deems appropriate. If Beneficiary elects to have insurance issued or renewed to insure Beneficiary's interest, Beneficiary shall have no obligation to also insure Trustor's interest or to notify Trustor of Beneficiary's actions. All sums advanced by Beneficiary to pay premiums on insurance policies which Trustor is required to maintain hereunder shall be due and payable by Trustor to Beneficiary upon demand, and failing prompt reimbursement, shall be added to the indebtedness secured by this Deed of Trust and earn interest at the default rate set forth in the note secured hereby until paid in full.

      As of the date this Deed of Trust is recorded and continuously until this Deed of Trust is fully reconveyed, the insurance policies shall conform to the following requirements:

         (a) All insurance policies must be underwritten by insurers with a Best's rating of B+, VI or better;

         (b) In the event all or any portion of the Real Property secured by this Deed of Trust constitutes rental or non-residential property, Trustor shall maintain a Commercial General Liability insurance policy, including broad form coverages or their equivalents, with One Million Dollars ($1,000,000) combined single limit coverage for bodily injury and property damage; provided, however, if improvements similar to the Improvements secured hereby are generally insured at higher limits of coverage, such higher limits shall be obtained. In all other cases, Trustor shall maintain such liability insurance coverages as Beneficiary may require from time to time;

         (c) Trustor shall provide, as required by Beneficiary, additional property and rental income insurance coverages as follows:

         1. All risk coverage (including earthquake insurance) in the amount of the full replacement cost of the Improvements;

         2. A waiver of co-insurance endorsement or agreed value endorsement (relative to casualty);

         3. A replacement cost coverage endorsement (relative to casualty);

         4. A standard mortgage clause (438BFU or CPl2-l8) with Beneficiary named as loss payee in the Declarations;

         5. A waiver of subrogation clause;

         6. To the extent that any portion of the Real Property constitutes rental property, loss of rents coverage in an amount equal to at least twelve
(12) months of rentals from the Real Property secured hereby and any expenses that are payable or reimbursable by tenants;

         7. Flood insurance in an amount sufficient to provide full replacement cost coverage of the Real Property in the event the Real Property is located within any flood hazard area; and

         8. Such other coverages as Beneficiary may request from time to time.

The amount collected under any fire or other insurance policy maintained by Trustor with respect to the Property (whether or not required hereunder and whether or not Beneficiary is named as loss payee) may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (4) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

         (5) To pay and discharge, at least ten days prior to delinquency, all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against Trustor or the Trust Estate or any part thereof or upon the revenues, rents, issues, income and profits thereof or upon this Deed of Trust or the indebtedness now or hereafter secured hereby; when due, all encumbrances, charges and liens, with interest, on the Trust Estate or any part thereof, which appear to be prior or superior hereto or subject or subordinate hereto; all costs, fees and expenses of this Trust; or, if and as required by Beneficiary, to pay to Beneficiary in equal installments on the day on which monthly payments of principal and interest are due under said note, sufficient funds (as estimated by Beneficiary from time to time) to pay when due the next maturing taxes, assessments and hazard insurance (including flood insurance, if required) premiums. When so provided with sufficient funds, Beneficiary shall pay such taxes, assessments and hazard insurance premiums before delinquency. Any excess over the amount required for such purposes shall be held for future use, applied to any indebtedness hereby secured or refunded to Trustor at Beneficiary's option.

         To promptly and completely observe, perform, and discharge each and every condition, obligation, covenant and agreement affecting the Trust Estate, whether the same is prior and superior or subject and subordinate hereto including, if the security hereunder is or will be a condominium, community apartment or part of a planned development, each and every provision to be performed by Trustor under any Declaration of Covenants, Conditions and Restrictions pertaining to the condominium, community apartment or planned development project and, upon written request of Beneficiary, to pay maintenance charges, if the same have not been paid or legal steps have not been initiated to enforce such payment within ninety (90) days after such written request is made.

         Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Real Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees and costs in connection therewith.

         (6) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure until paid in full by Trustor at a rate equal to five percent (5%) per annum over and above the rate set forth in the promissory note secured hereby, which sums shall be secured by this Deed of Trust to the same extent and with the same priority as the principal and interest payable under the promissory note hereby secured, and such sums shall be deemed mandatory advances required for the preservation and protection of the lien of this Deed of Trust and Trustee's and Beneficiary's rights hereunder.

         (7) That any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance. Notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, Beneficiary, in its sole and absolute discretion, shall have the right to apply all compensation, award or other payments or relief therefor made on account thereof to either the payment of accrued but unpaid interest and second to the prepayment of principal under said promissory note or reimbursement of Trustor for expenses incurred by it in the restoration of the Property, and in respect thereto, Trustor hereby waives the benefit of any statute or rule of law which may be contrary thereto.

         (8) That by accepting the payment, performance or observance of any condition, obligation, covenant or agreement contained herein after the date to be paid, performed or observed as provided hereunder, Beneficiary does not waive its right either to require prompt payment, performance or observance when due of all other conditions, obligations, covenants or agreements contained herein or to declare a default for failure so to do.

         (9) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of the Trust Estate; consent to the making of any map or plat thereof; join in granting any easement thereon; join in the execution of or subordination of the lien or charge hereof to any covenants, conditions or restrictions affecting said property; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

         (10) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note to Trustee for cancellation and retention and upon payment by Trustor of its fees, Trustee shall reconvey, without warranty, the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         (11) That Trustor absolutely and unconditionally hereby assigns, transfers, conveys and sets over to Beneficiary all the Rents; provided, however, prior to any default by Trustor in the payment, observance, performance and discharge of any condition, obligation, covenant or agreement of Trustor contained herein, Trustor shall have the right as the agent and fiduciary representative of Beneficiary for collection and distribution purposes only, to collect and receive the Rents as they become due and payable to be applied by Trustor to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and, thereafter, so long as no default as aforesaid has occurred, the balance shall be distributed to the account of Trustor. Upon any such default, Beneficiary may at any time without notice, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name or in the name of Trustor, sue for or otherwise collect the Rents, including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and expenses, to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of the Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         All leases and rental agreements now or hereafter affecting the Real Property, including all oil and gas leases and other subsurface leases and the royalties derived therefrom, are hereby assigned and transferred to Beneficiary by the Trustor, and Trustor hereby agrees and covenants that none of said leases or rental agreements will be modified or terminated without the consent in writing of Beneficiary. Trustor shall provide to Beneficiary a non-disturbance and attornment agreement, in form acceptable to Beneficiary, executed by each tenant under a lease or rental agreement for a portion of said Real Property executed after the date hereof.

         Trustor agrees that it will not (a) execute any further assignment of any of its right, title and interest in the Rents without the prior written consent of Beneficiary; (b) accept prepayments of any installments of Rents to become due under any leases or rental agreements in excess of one (1) month except prepayments in the nature of security which security will not exceed an amount equal to one (1) month's rent under the lease or rental agreement; (c) with respect to any lease or rental agreement having a term of two (2) years or more, Trustor will not terminate, amend or modify any such lease or rental agreement without the prior written consent of the Beneficiary or (d) accept a surrender of any such lease or rental agreement.

         (12) Trustor hereby represents, warrants and covenants that:

         (a) Neither the Real Property which is the subject of this Deed of Trust nor any other real property occupied and/or owned by Trustor has ever been used by Trustor or any other previous owner and/or operator in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport flammable explosives, radioactive materials, asbestos, PCB, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any Hazardous Materials Laws (defined below) (collectively, "Hazardous Materials"), and Trustor will not at any time use the Real Property or such other real property for the disposal, refining, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing or transporting of any Hazardous Materials.

         (b) After diligent investigation including, but not limited to, engineering reports and an environmental assessment report provided to Beneficiary, Trustor warrants and represents that the Real Property is free of Hazardous Materials and contaminants which are or could be detrimental to the Real Property, human health or the environment or in violation of any governmental taws or regulations.

         (c) Neither the Real Property or any other real property owned and/or occupied by Trustor has been designated, listed or identified in any manner by the United States Environmental Protection Agency ("EPA") or under and pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("CERCLA"), the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 6901 et seq. ("RCRA"), or any other environmental protection statute as a hazardous waste or hazardous substance disposal or removal site, superfund or cleanup site or candidate for removal of closure pursuant to RCRA, CERCLA or any other environmental protection statute.

         (d) Trustor has not received a notice, summons, citation, directive, letter or other communication, written or oral (collectively, "Notice") from the EPA or any other federal or state governmental agency or instrumentality, authorized pursuant to an environmental protection statute, concerning any intentional or unintentional action or omission by Trustor resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping or otherwise disposing of Hazardous Materials into the environment resulting in damage thereto or to the fish, shellfish, wildlife, biota or other natural resources.

         Trustor shall, and shall cause all tenants, employees, agents, contractors and subcontractors of Trustor and any other persons present on or occupying the Real Property to, keep and maintain the Real Property, including the soil and groundwater thereof, in compliance with, and not cause or permit the Real Property, including the soil and groundwater thereof, to be in violation of, any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions thereon, including but not limited to any Hazardous Materials Laws. Neither Trustor nor tenants, employees, agents, contractors and subcontractors of Trustor nor any other persons occupying or present on the Real Property shall use, generate, manufacture, store or dispose of on, under or about the Real Property or transport to or from the Real Property any Hazardous Materials.

         The intended use of the Real Property is for a business purpose ("Permitted Use") and Trustor shall not change or alter the Permitted Use unless Trustor shall have first notified Beneficiary thereof in writing and Beneficiary shall have determined, in its sole and absolute discretion, that such change or modification will not result in the presence of Hazardous Materials on the Real Property in such a level that would increase the potential liability for Hazardous Materials Claims.

         Trustor shall immediately advise Beneficiary in writing of: (a) any Notices (whether such Notices are received from the EPA, the Occupational Safety and Health Agency, the Department of Health Services, the State Water Quality Control Board, the Department of Sanitation, the Department of Public Works or any other federal, state or local governmental agency or regional office thereof) of violation or potential violation which are received by Trustor of any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials, including but not limited to CERCLA, RCRA, the Hazardous Materials Transportation Act, the Hazardous Substances Account Act, the Hazardous Substances Act, the Occupational Health and Safety Act, the Porter-Cologne Water Quality Control Act, the Solid Waste Management Act of 1980, the Toxic Pit Cleanup Act. the Underground Tank Act of 1984, and the California Water Quality Improvement Act (collectively, "Hazardous Materials Laws"); (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (c) all claims made or threatened by any third party against Trustor or the Trust Estate relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are collectively referred to herein as "Hazardous Materials Claims"); and (d) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Real Property that could cause the Real Property or any part thereof to be classified as "border zone property" under the provisions of California Health and Safety Code, Sections 25220 et seq., or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Real Property under any Hazardous Materials Laws.

         To the extent Beneficiary has a reasonable basis to believe its security for the Loan is or might be impaired by any Hazardous Materials Claims or in the event of any default hereunder or under any other Loan Document, Beneficiary shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' and consultants' fees in connection therewith paid by Trustor upon demand.

         Trustor shall be solely responsible for, and shall indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns, from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Materials on, under or about the Real Property (whether by Trustor or a predecessor in title or any employees, agents, contractor or subcontractors of Trustor, or any predecessor in title, any third persons at any time occupying or present on the Real Property, or from any other cause whatsoever), including, without limitation: (a) all foreseeable and unforeseeable consequential damages including third party claims; (b) the costs of any required or necessary repair, cleanup or detoxification of the Real Property, including the soil and groundwater thereof, and the preparation and implementation of any closure, remedial or other required plans;
(c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by Beneficiary in connection with clauses (a), (b) and (c), including but not limited to reasonable attorneys' and consultants' fees.

         Any costs or expenses incurred by Beneficiary for which Trustor is responsible or for which Trustor has indemnified Beneficiary shall be paid to Beneficiary on demand, and failing prompt reimbursement, shall be added to the indebtedness secured by this Deed of Trust and earn interest at the default rate set forth in the note secured hereby until paid in full.

         Trustor shall not undertake any cleanup, containment, restoration, removal or other remedial work (collectively, "Remedial Work") in response to the presence of any Hazardous Materials on, under or about the Real Property without prior written notice to Beneficiary of the scope and nature of such Remedial Work; provided, however, that prior written notice shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Real Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to notify Beneficiary before taking such action. In such event, Trustor shall notify Beneficiary as soon as practicable of any action so undertaken. Trustor shall not, without Beneficiary's prior written consent, which shall not be unreasonably withheld, enter into any settlement agreement, consent decree or other compromise in respect to any Hazardous Material Claims, which remedial action, settlement, consent or compromise might, in Beneficiary's reasonable judgment, impair the value of Beneficiary's security hereunder.

         In the event any investigation or monitoring of conditions on the Real Property or any Remedial Work is required under any applicable Hazardous Materials Laws, by any judicial order, by any governmental entity, or in order to comply with any agreements affecting the Real Property because of or in connection with any Hazardous Material Claims, Trustor shall perform or cause to be performed the Remedial Work in compliance with such Hazardous Material Laws or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in writing by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Trustor, including, without limitation, the charges of such contractors and/or the consulting engineer, and Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or reviewing such Remedial Work. In the event Trustor shall fail to timely commence or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof shall be due and payable upon demand therefor by Trustor.

         If during the term of the loan secured by this Deed of Trust Beneficiary has reasonable cause to believe that Hazardous Materials have migrated onto the Real Property or have otherwise come onto the Real Property in violation of the terms of this Deed of Trust or there has been a default by Trustor hereunder with respect to Hazardous Materials, at Beneficiary's request, Trustor shall retain, at Trustor's sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (a "Consultant") acceptable to Beneficiary to conduct an environmental site assessment of the Real Property for the presence of Hazardous Materials ("Environmental Audit"). The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination. The Consultant shall concurrently deliver the results of its investigation in writing directly to Trustor and Beneficiary without prior consultation with either party unless conducted in the presence of the other party.

         If Trustor fails to pay for or obtain an Environmental Audit as provided for herein, Beneficiary may, but shall not be obligated to, obtain the Environmental Audit, and either demand reimbursement from Trustor or add the cost thereof to the indebtedness secured by this Deed of Trust, in which case interest shall accrue on such sum at the default rate set forth in the note secured hereby. Furthermore, Trustor hereby grants Beneficiary, its employees and agents the right, exercisable at any time and at Beneficiary's sole cost and expense, to enter upon the Real Property for the purpose of conducting an inspection, sampling and testing to determine whether there have been any violations of the covenants contained in this Paragraph 12.

         Trustor's liability under this Paragraph 12 shall not terminate until the earlier of (i) the sale of the Real Property pursuant to the enforcement of the lien of this Deed of Trust, the proceeds of which are applied to the indebtedness secured hereby, or (ii) the payment in full of the indebtedness.

         (13) Trustor agrees to indemnify, defend and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with (a) any willful misconduct of Trustor or any default or event of default by Trustor hereunder or under any other Loan Document; (b) Trustee's and/or Beneficiary's good faith and commercially reasonable exercise of any of their rights and remedies, or the performance of any of their duties hereunder or under the other Loan Documents to which Trustor is a party; (c) Trustor's failure to perform or comply with any of the covenants set forth in Paragraph 12 above; (d) the construction, reconstruction or alteration of the Real Property; (e) any negligence of Trustor, or any negligence or willful misconduct of any lessee of the Real Property or any portion thereof, or any of their respective agents, contractors, employees, licensees or invitees; or (f) any accidents, injury, death or damage to any person or property occurring in, on or about the Real Property or any street, drive, sidewalk, curb or passageway adjacent thereto, except for the willful misconduct or gross negligence of Beneficiary or Trustee. Upon demand by Trustee and/or Beneficiary, Trustor shall defend any action or proceeding brought against Trustee and/or Beneficiary arising out of or alleging any claim or cause of action covered by this indemnity, all at Trustor's own cost and by counsel to be approved by Beneficiary in the exercise of its reasonable judgment. In the alternative, Trustee and/or Beneficiary may elect to conduct its own defense at the expense of Trustor. The provisions of this Paragraph 13 shall survive the foreclosure or the delivery of a deed in lieu of foreclosure of this Deed of Trust or the payment in full of the indebtedness secured hereby and the termination and reconveyance of this Deed of Trust, as the case may be.

         Any amount payable to Trustee or Beneficiary under Paragraph 12 or this Paragraph 13 shall be due and payable immediately after demand therefor and receipt by Trustor of a statement setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the rate specified in Paragraph 6 hereof from and after the date such amounts are paid by Beneficiary or Trustee, as the case may be, until paid in full by Trustor.

         (14) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may take any action or pursue any right or remedy permitted under applicable law specifically including, without limiting, impairing or otherwise affecting its other rights and remedies declare all sums secured hereby immediately due and payable by delivery to Trustee written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Real Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, said note and all documents evidencing expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of the sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Real Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said Real Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Real Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as herein defined, may purchase at such sale.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the rate specified in Paragraph 6 hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         If this Deed of Trust or any note secured hereby provides for any charge for prepayment of any indebtedness secured hereby, Trustor agrees to pay said charge if any of said indebtedness shall be paid prior to the date thereof stated in said note or this Deed of Trust, even if and notwithstanding Trustor shall have defaulted in payment thereof, or in performance of any agreement hereunder, and Beneficiary, by reason thereof, shall have declared all sums secured hereby immediately due and payable.

         (15) Following recordation of a notice of default, Beneficiary and prospective bidders at any foreclosure sale shall have the right to enter and inspect said Real Property at reasonable times and upon reasonable notice to Trustor. Trustor shall, promptly following the recordation of a notice of default, but in any event prior to the date of sale set in the notice of sale, disclose to Beneficiary in writing all material facts regarding said Real Property.

         Trustor hereby waives any claims against Beneficiary or Trustee arising out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. In addition, Trustor shall indemnify, defend and hold harmless Trustee and Beneficiary from and against all losses, liabilities, suits, damages claims or judgments which may arise out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. All costs, fees and expenses incurred by Beneficiary or Trustee in connection with such inspections and disclosures shall be payable by Trustor upon demand therefor, and such amounts shall bear interest at the rate specified in Paragraph 6 hereof from the date paid by Beneficiary until paid in full by Trustor, and if not so paid shall be added to the amount secured hereby.

         (16) That if the Trustor, or any subsequent owner of the Real Property covered hereby, shall occupy said property, or any part thereof, after any default in payment of any amount secured by this Deed of Trust, the Trustor, or such owner, shall pay to the Beneficiary in advance on the first day of each month a reasonable rental for the premises so occupied, and upon failure to pay such reasonable rental, the Trustor, or such owner, may be removed from said premises by summary dispossess proceedings or by any other appropriate action or proceeding.

         (17) Trustor hereby represents and warrants: (a) that it is or will be the lawful owner of all of the Trust Estate free of all claims, liens or encumbrances whatsoever, other than the security interests granted pursuant hereto and such other matters as may be approved in writing by Beneficiary in Beneficiary's sole and absolute discretion; (b) all information, including but not limited to financial statements famished by Trustor to Beneficiary heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Trustor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

         (18) With respect to the Personal Property and the security interest granted to Beneficiary under the Deed of Trust, the following shall apply:

         (a) Trustor shall: (i) execute such financing statements and other documents and do such other acts and things, all as Beneficiary may from time to time require, to establish and maintain a valid security interest in the Personal Property, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Beneficiary; (ii) keep the Personal Property separate and identifiable and at the location described herein and permit Beneficiary and its representatives to inspect the Personal Property and/or records pertaining thereto from time to time during normal business hours; (iii) at Trustor's expense upon Beneficiary's request remove any unauthorized lien or security interest and defend any claim affecting the Personal Property; (iv) reimburse Beneficiary for any expenses including but not limited to reasonable attorneys' fees and legal expenses, incurred by Beneficiary in seeking to protect, collect or enforce any rights in the Personal Property; (v) maintain the Personal Property in good condition and not use the Personal Property for any unlawful purpose; and (vi) at its own expense, upon request of Beneficiary, notify any parties obligated to Trustor on any of the Personal Property to make payment to Beneficiary, and Trustor hereby irrevocably grants Beneficiary power of attorney to make said notifications and collections. Trustor does hereby authorize Beneficiary to perform any and all acts which Beneficiary in good faith deems necessary for the protection and preservation of the Personal Property or its value or Beneficiary's security interest therein, including transferring any of the Personal Property into its own name and receiving the income thereon as additional security hereunder.

         (b) Whenever a default exists under this Deed of Trust, Beneficiary, at its option may: (i) transfer any of the Personal Property into its own name or that of its nominee; (ii) notify any parties obligated on any of the Personal Property consisting of accounts, instruments, chattel paper, chooses in action or the like to make payment to Beneficiary and enforce collection of any of the Personal Property herein; (iii) require Trustor to assemble and deliver any of the Personal Property to Beneficiary at a reasonable convenient place designated by Beneficiary. No delay on the part of Beneficiary in the exercise of any right or remedy shall constitute a waiver thereof and any exercise, or partial exercise, by Beneficiary of any right or remedy under this Paragraph 18 shall not preclude the exercise of any other right or remedy of Beneficiary under this Paragraph 18, this Deed of Trust or at law or in equity or the further exercise of the same remedy. This Paragraph 18 shall not be construed to derogate or impair the lien or provisions of any other provision of the Deed of Trust with respect to any property described in the Deed of Trust that is real property or which the parties have agreed to treat as real property. Beneficiary's rights, power and remedies as to the Personal Property shall be exercisable as to any part or all of the Personal Property as Beneficiary may elect.

         (c) Trustor hereby assumes, and releases Beneficiary from, all risk of loss, destruction or damage to all or any part of the Personal Property by reason of any casualty or cause whatsoever except as caused by the intentional misconduct of Beneficiary, and Trustor shall indemnify and hold Beneficiary harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, reasonable attorneys' fees and costs) imposed upon or incurred by or asserted against Beneficiary by reason of (i) any failure by Trustor to perform or comply with the terms of this Deed of Trust or (ii) the exercise by Beneficiary of any rights or remedies provided hereunder or at law or in equity, except as caused by Beneficiary's intentional misconduct.

         (d) Upon transfer by Beneficiary of any part of the obligations secured hereby, Beneficiary shall be fully discharged from all liability with respect to the Personal Property transferred therewith.

         (e) The grant of a security interest in proceeds, replacements, substitutions or the like does not imply any right of Trustor to sell or dispose of any Personal Property described herein without the express written consent by Beneficiary.

         (19) Beneficiary, acting alone, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by each and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveying from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page or document number where this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

         (20) That any Trustor who is a married person hereby expressly agrees that recourse may be had against his or her separate property, but without hereby creating any lien or charge thereon, for any deficiency after sale of the property hereunder.

         (21) If requested, that Trustor shall furnish at least annually, within ninety (90) days after the end of its fiscal year, or more frequently if requested by Beneficiary, a full and complete financial statement concerning income, expenses, assets and liabilities of Trustor, and/or applicable or attributable to the Trust Estate encumbered hereby and the operations thereof, and such other information as Beneficiary may request. Such statement shall be prepared in accordance with generally accepted accounting principles and shall be certified as true, complete and correct by Trustor. Trustor shall keep true and correct records upon which annual statements are based for not less than three (3) years after delivery of the required annual statement. Beneficiary shall have the right, at its cost and at any time and from time to time after giving prior written notice to Trustor, to do or cause to be done any of the following: to audit the records; to cause an audit of the records to be made; to make abstracts from the records; to make copies of any or all of the records; to examine any or all leases and rental agreements (if such leases and rental agreements exist); and to make copies of any or all leases and rental agreements (to the extent such leases and rental agreements exist). Trustor shall make all records specified in the notice available at the time specified in the notice and at the place where the records are customarily kept, or at Beneficiary's option at Beneficiary's office. Upon any default under the note described above, this Deed of Trust or other Loan Documents, Beneficiary may perform any of the acts authorized by this paragraph at the sole cost of Trustor. Trustor shall promptly reimburse Beneficiary for its costs and such costs shall be secured by this Deed of Trust.

         (22) That the pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

         (23) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural. If more than one (1) person executes this Deed of Trust as Trustor, the obligations of such persons are joint and several.

         (24) Trustor agrees that Beneficiary may provide any financial or other information, data or material in Beneficiary's possession relating to Trustor, the Loan, this Deed of Trust, the Property or the Improvements, to Beneficiary's parent, affiliate, subsidiary, participants or service providers, without further notice to Trustor.

         (25) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

         (26) To pay Beneficiary for each and every beneficiary statement furnished at Trustor's request the maximum fee allowed by law and if there be no maximum, then in accordance with Beneficiary's schedule therefor. Such fee shall be computed as of the time said statement is furnished.

         (27) That should Trustor sell, convey, transfer, dispose of or further encumber the Trust Estate or any part thereof or any interest therein or enter into a lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         (28) If Trustor is a corporation, trust, limited or general partnership or a joint venture, or limited liability company, should there occur (A) a sale, conveyance, transfer, disposition or encumbrance, either voluntary or involuntary, or should an agreement be entered into to accomplish any thereof, with respect to (i) more than ten percent (10%) of the issued and outstanding capital stock of Trustor if Trustor is a corporation or (ii) beneficial interest of Trustor if Trustor is a trust or (iii) any general partnership or joint venture interest if Trustor is a limited or general partnership or a joint venture, (iv) any membership interest if Trustor is a limited liability company, or (B) a change in any general partner or joint venturer if Trustor is a limited or general partnership or a joint venture, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable unless Beneficiary shall have given its prior written consent thereto. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         (29) That in the event of the passage after the date hereof of any law deducting from the value of real property, for taxation purposes, any lien thereon or changing in any way the laws now in force for the taxation of deeds of trust or debts whether or not secured thereby for federal, state or local purposes or the manner of the collection of any such taxes so as to affect this Deed of Trust or the obligations hereby secured, Trustor agrees to pay any thereof and if Trustor fails to so do or if it would be illegal for Trustor so to do then, the whole of the principal sum secured by this Deed of Trust, together with accrued interest thereon shall, at the option of Beneficiary, without demand or notice, immediately become due and payable.

         (30) To the fullest extent permitted by law, Trustor hereby waives the provisions of Section 431.70 of the California Code of Civil Procedure and all amendments thereto.

         (31) That no remedy herein conferred upon, reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in the exercising of any right or power accruing upon any event of default hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights or remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order and in such manner as Beneficiary may deem fit without waiving any rights with respect to any other security. The granting of consent by Beneficiary to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to secure the consent of Beneficiary to future or successive transactions.

         (32) That in the event any one or more of the provisions contained in this Deed of Trust or in the promissory note hereby secured shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust or said promissory note, but this Deed of Trust and said promissory note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         (33) TRUSTOR ACKNOWLEDGE(S) AND AGREE(S) THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, TRUSTOR HEREBY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ACTIONS SOUNDING IN TORT) TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT OR ARISING FROM THE TRANSACTION CONTEMPLATED HEREUNDER OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE AND NOT BY A JURY.

         (34) This Deed of Trust has been executed and delivered in the State of California and is to be construed and enforced according to and governed by the laws thereof except that with respect to any portion of the Trust Estate covered hereby located outside of the State of California, only to the extent required for Trustee or Beneficiary to enforce or realize upon the rights and remedies hereunder with respect thereto, the laws of the state in which such property is located shall be applicable hereto.

         The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at his address hereinbefore set forth. The terms of the Suretyship Rider to Deed of Trust attached hereto as Exhibit B is hereby incorporated by this reference.

                                  TRUSTOR:



                                  /s/  Monte D. Wood
                                  --------------------------------------------
                                  Monte D. Wood

                                  /s/  Tina Wood
                                  --------------------------------------------
                                  Tina Wood

                                  /s/ James A. Childers
                                  --------------------------------------------
                                  James A. Childers

STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF SANTA CLARA                       )


         On July __, 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared Monte D. Wood personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                                ------------------------------
                                                NOTARY PUBLIC


STATE OF CALIFORNIA             )
                                ) ss.
COUNTY OF SANTA CLARA           )


         On July __, 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared Tina Wood personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                                ------------------------------
                                                NOTARY PUBLIC



STATE OF CALIFORNIA              )
                                 ) ss.
COUNTY OF SANTA CLARA            )


         On July __, 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared James A. Childers personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                                ------------------------------
                                                NOTARY PUBLIC

                                   Exhibit "A"

                            Real Property Description

                                LEGAL DESCRIPTION

The land referred to in this Report is described as follows:

46'

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel 5B, as shown upon that certain Map entitled, "PARCEL MAP, BEING A PORTION OF TRACT N0. 2791 (LOT 17 & 18 & A PORTION OF LOTS 16 & 19), IN THE CITY OF SANTA CLARA, STATE OF CALIFORNIA", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on April 30, 1973, in Book 322 of Maps, at Page 16.

EXCEPTING THEREFROM so much thereof described as follows:

BEGINNING at the Northeasterly corner of said Parcel 5B as shown on said Map; thence along the Easterly boundary of said lands South 00(degree) 49' 02" West, 215 feet; thence leaving said boundary North 10(degree) 46' 28" West, 64.60 feet; thence parallel with the aforesaid Easterly boundary and distant 13.00 feet Westerly therefrom, North 00(degree) 49' 02" East, 151.00 feet to the Northerly line of said lands; thence along said Northerly line North 87(degree) 38' 54" East, 13.00 feet to the point of beginning.

CONTAINING, 2.375 square feet or 0.055 acre of land, more or less.

PARCEL TWO:

A common driveway easement for ingress and egress and for a common storm drainage area, appurtenant to Parcel One hereinabove described, over the Northerly 12 1/2 feet of Parcel 5A, as said Parcel is shown on that certain Parcel Map recorded in Book 322 of Maps, Page 16, EXCEPTING THEREFROM that portion granted to Santa Clara Valley Water District by Deed recorded in Book C 186 Official Records Santa Clara County, as provided for in that certain Agreement by and between the City of Santa Clara, a municipal Corporation and Sobrato Development Co., #793 and Merle W. Garing, recorded February 20, 1980, in Book F 148, Page 114 of Official Records Santa Clara County.

APN: 216-33-037
ARB: 216-33-23

                  SURETYSHIP RIDER TO DEED OF TRUST EXHIBIT "B"

         Rider to that certain Deed of Trust, Security Agreement and Fixture Filing dated as of July __, 2000 (the "Deed of Trust") executed by MONTE D. WOOD and TINA WOOD, husband and wife, and JAMES D. CHILDERS, a single man, as trustors (individually and collectively, jointly and severally "Trustor") and naming FINANCIAL TITLE COMPANY, as trustee (the "Trustee") and COMERICA BANK-CALIFORNIA, as beneficiary (the "Beneficiary") on the real property described in the Deed Of Trust (the "Property"), which description is incorporated herein by this reference. This rider is incorporated into and shall be deemed to amend and supplement the Deed of Trust.

                                   WARRANTIES

         Trustor acknowledges that this Deed of Trust secures indebtedness of WOOD ALLIANCE, S.P. INC. d/b/a WOOD ASSOCIATES (the "Borrower") an entity other than Trustor. Trustor warrants that: (1) this Deed of Trust is executed at Borrower's request; (2) this Deed of Trust complies with any agreements between Trustor and Borrower regarding Trustor's execution hereof; (3) Trustor has not and will not, without prior written consent of Beneficiary, sell, lease assign, encumber, hypothecate, transfer or otherwise dispose of the Property or any interest therein; (4) Beneficiary has made no representation to Trustor as to the credit worthiness of Borrower; and (5) Trustor has established adequate means of obtaining from Borrower, on a continuing basis, financial and other information pertaining to borrower's financial condition. Trustor agrees to keep adequately informed, from its independent sources, of any facts, events or circumstances which might in any way affect Trustor's risks hereunder, and Trustor further agrees that Beneficiary shall have no obligation to disclose, to Trustor, information or material acquired in the course of Beneficiary's relationship with Borrower.

                                     WAIVERS

         Trustor waives any right to require Beneficiary to: (1)proceed against any person, including Borrower or any guarantor; (2) proceed against, or exhaust any collateral held from, Borrower or any other person; (3) give notice of the terms, times and place of any public or private sale of personal property security held from Borrower or comply with any other provision of Section 9504 of the California Uniform Commercial Code; (4) pursue any other remedy in Beneficiary's power; or (5) make any presentment, demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor in connection with any obligation or evidence of indebtedness held by Beneficiary as security, in connection with any obligation or evidence of indebtedness which constitutes in whole or in part the obligation secured by this Deed of Trust, or in connection with the creation of new or additional obligations.

         Trustor waives any defenses arising by reason of: (1) the incapacity, lack of authority, death or disability or other defense of Borrower or any other person including, but not limited to, the insolvency or bankruptcy of Borrower, or any other person, or any stay in connection with any such bankruptcy proceedings, or the failure of beneficiary to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of Borrower or any other person; (2) the cessation from any cause whatsoever, other than payment in full, of the obligations of Borrower or any other person; (3) the application by Borrower of the proceeds of any obligation secured hereby for purposes other than the purposes represented by Borrower to Beneficiary or intended or understood by Beneficiary or Trustor; (4) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge or release of Borrower, any other person, any obligation secured hereby, or any collateral by operation of law or equity or otherwise; or (5) any modification of any obligation secured hereby, in any form whatsoever including, without limitation, the renewal, extension, acceleration or other change in time for payment of such obligations, increase or decrease of the rate of interest thereon, or other change in the terms of such obligations or any part thereof.

         Trustor waives all rights which Trustor may have, under any requirement of law or equity, that Beneficiary exhaust any other security for the obligations secured hereby before proceeding under this Deed of Trust.

         Trustor hereby waives any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiary or other related defenses, which, in any manner, impairs, affects, reduces, releases, destroys and/or extinguishes Trustor's subrogation rights, rights to proceed against Borrower for reimbursement, and/or other rights of Trustor to proceed against Borrower, against any other guarantor, or against any other person or security including, but not limited to, any defense based upon an election of remedies by Beneficiary under all the provisions of California Code of Civil Procedure. As an illustration, without limiting the foregoing, Trustor waives and relinquishes all rights, remedies, and defenses that Trustor may have: (1) under any law which may limit the amount of a deficiency judgment based on any obligation secured hereby; (2) under any bar to deficiency judgments; (3) any requirement of law that Beneficiary exhaust this or any other security for the obligations secured hereby before proceeding against Trustor; (4) under any law which may prohibit Beneficiary from enforcing its rights and remedies against Trustor by both a private trustee's sale and an action in court; (5) under any law which requires that a court action to enforce Beneficiary's rights be an action to foreclose this Deed of Trust; and (6) by reason of an election of remedies by Beneficiary, including but not limited to the exercise of nonjudicial or judicial remedies against Borrower or any guarantor, Borrower's or any guarantor's real and/or personal property, or any other security for the obligations secured hereby or for any guaranty therefor in whatever order or manner Beneficiary may determine, which may, in any manner, impair, affect, reduce, release, destroy, and/or extinguish Trustor's subrogation rights, rights to proceed against Borrower for reimbursement, and/or other rights of Trustor to proceed against Borrower, any guarantor, or against any other person or security including, without limitation, any loss of rights that Trustor may suffer in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging indebtedness of or remedies against Borrower or any other person. Trustor agrees that if all or a portion, of the obligations secured hereby (or any guaranty thereof) are at any time secured by any other deed of trust or other interest in real property, Beneficiary, in its sole discretion and without notice or demand and without affecting the security of this Deed of Trust, may exercise all the rights and remedies against Borrower or any guarantor, Borrower's or any guarantor's real and personal property, and any other security for the obligations secured hereby or for any guaranty therefor in whatever order or manner Beneficiary may determine, including without limitation, nonjudicial foreclosure of any real property security. Without limiting the generality of the foregoing or any other provisions hereof, Trustor hereby expressly waives any and all benefits that might otherwise be available to Trustor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433 (as such sections may be amended or recodified from time to time), and California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (as such sections may be amended or recodified from time to time). Trustor hereby acknowledges and understands that Beneficiary may obtain a judgment against Trust of the entire Obligation or any deficiency balance thereof upon foreclosure of the real or personal property without regard to the fair market value of the property, the method of foreclosure or the fact that the Obligation arises from a purchase money transaction.

         Trustor waives and releases any and all rights of subrogation, reimbursement, indemnity or contribution which it may now or hereafter have against: (1) Borrower, any guarantor or any person who now or hereafter has direct or contingent liability (whether by contract, at law or in equity) for all or any portion of the obligations secured hereby; or (2) against any property which now or hereafter serves as collateral security for the obligations secured hereby. If and to the extent such waiver and release is unenforceable, Trustor hereby agrees that all such rights of subrogation, reimbursement, indemnity and contribution shall be junior and subordinate to the right of Beneficiary to obtain payment and performance of the obligations secured hereby and to all rights of Beneficiary in and to any property which now or hereafter serves as collateral security for such obligations.

                 WAIVER OF AUTHENTICATION OF VALIDITY OF ACTS OF
                        CORPORATION, PARTNERSHIP OR TRUST

         It is not necessary for Beneficiary to inquire into the power of Trustor or the officers, directors, partners or agents acting or purporting to act on behalf of Trustor, and all obligations made, created or accepted in reliance upon the professed exercise of such power shall be secured hereby.

                                       2